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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 26, 1999
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                                GLAMIS GOLD LTD.
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             (Exact name of registrant as specified in its charter)


                            British Columbia, Canada
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                 (State or other jurisdiction of incorporation)


    0-31986 (86-689)                                        None
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(Commission File Number)                       (IRS Employer Identification No.)


5190 Neil Road, Suite 310, Reno, Nevada              89502
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(Address of principal executive officers)          (Zip Code)


Registrant's telephone number, including area code        (775) 827-4600
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                                       n/a
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          (Former name or former address, if changed since last report)



                            Exhibits begin on Page 4


                              Page 1 of - 30 Pages

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                                     - 2 -



ITEM 7  IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

ITEM 7:

Exhibit (a)   Financial Statements of the Business Acquired

              See Exhibit 10.52

Exhibit (b)   Pro Forma Financial Information

              See Exhibit 10.53

Exhibit (c)   Exhibits

              10.51 Arrangement Agreement between the registrant and Rayrock Resources Inc. made as of January 25, 1999 (incorporated herein by reference to the registrant's Form 8-K filed on February 26, 1999).

              10.52 Audited consolidated balance sheets of Rayrock Resources Inc. as at December 31, 1998 and December 31, 1997 and the consolidated statements of earnings, retained earnings and changes in financial position for each of the years ended December 31, 1998, 1997 and 1996.

              10.53 Unaudited pro forma consolidated financial statements of Glamis Gold Ltd. for the year ended December 31, 1998.

              99.1 Press Release dated March 1, 1999 (incorporated herein by reference to the registrant's Form 8-K filed on February 26, 1999).

              23.1   Consent of PricewaterhouseCoopers LLP, Chartered
                     Accountants

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GLAMIS GOLD LTD.
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                                        (Registrant)


May 13, 1999                            "C. Kevin McArthur"
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                                        C. Kevin McArthur
                                        President and Chief Executive Officer